UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(AMENDMENT No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 14, 2021 (November 17, 2021)

Commission File Number: 0-29923

Orbital Energy Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

This Amendment No. 1 to Current Report on Form 8-K amends the Current Report on Form 8-K filed on November 23, 2021 (“Prior Filing”) to reduce the number of shares issued to the Front Line Members as disclosed in the Prior Filing by 400,000 shares and to increase the amount of the unsecured promissory notes by $1,090,000. The following is only a summary description and does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements filed as Exhibits. Capitalized terms used herein, but not otherwise defined, shall have the respective meanings ascribed thereto in the Prior Filing.

To comply with NASDAQ Rule 5635(a), OEG and Kurt A. Johnson, Jr. ("Johnson") entered into a Letter Agreement, dated December 10, 2021 pursuant to which, Johnson agreed to reduce the number of shares of OEG common stock deliverable to him from 4,808,807 to 4,408,807, a reduction of 400,000 shares, in exchange for the issuance by OEG of an unsecured promissory note in the principal sum of $1,090,000.00 with the same terms and provisions as set forth in the original note issued to Mr. Johnson except for the principal amount of the promissory note. This reduces the number of shares originally disclosed as being issuable to the Front Line members of 12,022,018 in the Prior Filing to 11,622,018.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under the Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company has been communicating with the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) regarding an issue of inadvertent non-compliance with Nasdaq Listing Rule 5635(a).

Listing Rule 5635(a) requires shareholder approval prior to the issuance of securities in an acquisition if the total number of shares issued exceed 20% of the outstanding number of shares immediately prior to the transaction. On December 13, 2021, we received a letter from Nasdaq stating that because the original number of shares issued in the Front Line acquisition disclosed in the Prior Filing exceeded 20% of the outstanding shares immediately prior to the transaction, Nasdaq determined the Company did not comply with the Listing Rule 5635(a). Nasdaq further determined that, as a result of reducing the number of shares issued to a Front Line member by 400,000 shares, the Company has regained compliance with the Rule.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report or Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Letter Agreement, dated December 10, 2021, by and between Orbital Energy Group, Inc., and Kurt A. Johnson, Jr.
99.2	Unsecured Promissory Note, given by Orbital Energy Group, Inc. in favor of Kurt A. Johnson, Jr.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 14th day of December, 2021.

Orbital Energy Group, Inc.
(Registrant)

By:	/s/ William J. Clough
William J. Clough
Chief Legal Officer